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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 14, 1999


                              RIVIERA TOOL COMPANY



                         MICHIGAN                            38-2828870
           ----------------------------------------   ------------------------
             (State or other jurisdiction of              (I.R.S. Employer
              incorporation or organization)             Identification No.)


                  COMMISSION FILE NUMBER -                   001-12673

                  5460 EXECUTIVE PARKWAY SE
                       GRAND RAPIDS, MI                         49512
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           (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (616) 698-2100







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                              RIVIERA TOOL COMPANY


                             A Michigan Corporation
                        Commission File Number 001-12673
                I.R.S. Employer Identification Number 38-2828870
                            5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512
                            Telephone (616) 698-2100





ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(b)  New Independent Accountants

  The Registrant, with approval of its Audit Committee and Board of Directors, has engaged Deloitte & Touche LLP as its new independent accountants as of April 22, 1999.

  (i) In November 1998, the Company engaged Deloitte & Touche LLP to assist the Audit Committee in its review of the Company's prior financial statements. In conjunction with this engagement, Deloitte & Touche LLP provided oral advice regarding matters relating to the Company's restated financial statements.

  (ii) The Company has not consulted with Deloitte & Touche LLP on any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Riviera Tool Company


Dated:  July 14, 1999                           By: /s/ Peter C. Canepa
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                                                   Peter C. Canepa
                                                   Principal Financial and
                                                   Accounting Officer